Managed by Friess Associates, LLC	Quarterly Report	June 30, 2010

Dear Fellow Shareholders:

From an oil spill and a “flash crash” to economic concerns at home and abroad, a list of negative forces combined to make a potent macro mix that weighed on stocks for most of the June quarter. Brandywine Fund declined 12.64 percent in the June quarter as the Russell 3000 and Russell 3000 Growth Indexes declined 11.32 and 11.55 percent. Brandywine Blue Fund declined 13.48 percent. The Russell 1000, Russell 1000 Growth and S&P 500 Indexes declined 11.44, 11.75 and 11.43 percent.
As relentless as the negative news seemed to be during the quarter, nothing transpired to test our confidence in the companies we hold. In fact, we’re excited about the prospects of some companies that were among the least appreciated holdings in the Brandywine Funds during the three months through June.
Consider Cisco Systems, which was a significant performance detractor in Brandywine and Brandywine Blue. Cisco reported 40 percent April quarter earnings growth, beating estimates. Nonetheless, its shares declined as concerns rose regarding a sovereign debt crisis in Europe, where Cisco generates about one-fifth of its revenue.
As was the case in repeated instances in the June quarter, we think investors overplayed their macro concerns. Cisco might derive 20 percent of revenue from Europe, but only about 3 percent actually comes from Greece and other southern European nations at the center of the crisis. Since April, when the market downturn began, the average 2010 and 2011 earnings estimates among Wall Street analysts for Cisco increased. With double-digit earnings growth forecast into the foreseeable future, Cisco shares now sell at just 12 times estimated earnings for the next 12 months.
While certain instances such as Cisco’s appeared to link a company with a particular event, the aggregate impact of the macro environment was a change in the market’s assessment of the recovery. And, consistent with the Cisco example, investors were not as discerning as earnings trends seemed to indicate they should have been.
With what had been the prevailing economic wisdom being called into question, economically sensitive sectors accounted for the performance differences between the Brandywine Funds and the indexes.
Holdings from the industrial sector detracted the most from Brandywine’s performance versus benchmarks and McDermott International, the largest holding from the sector, was the biggest reason why. McDermott exceeded expectations with 18 percent March-quarter earnings growth, but its shares fell as investors appeared to overstate its exposure in the Gulf of Mexico.

Cumulative Total Return	Brandywine % Change	Brandywine Blue % Change
Quarter	-12.64	-13.48
Year-to-Date	-7.98	-8.15
One Year	4.02	4.43
Five Years	-17.31	-17.37
Ten Years	-24.07	-14.30
Inception	879.47*	445.81**

Annualized Total Return
Five Years	-3.73	-3.74
Ten Years	-2.72	-1.53
Inception	9.76*	9.11**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.10%
Brandywine Blue	1.16%
***As stated in the Prospectus dated January 29, 2010

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Based on our assessment, McDermott declined for the wrong reason. A closer look shows that the company’s limited Gulf-related work is concentrated in shallow-water services. Selling at less than 13 times 2010 earnings estimates and less than 10 times 2011 estimates, McDermott is virtually debt-free and lined up with $8.7 billion in backlogged business at last count.
Broad-based fears overshadowed bottom-line facts in the consumer discretionary sector, which also weighed on Brandywine’s results. American Eagle Outfitters and Collective Brands were among holdings sensitive to consumer discretion that declined as investors questioned consumer spending amid persistently high unemployment. American Eagle more than doubled April-quarter earnings. Collective Brands, which operates the Payless ShoeSource retail chain, grew April-quarter earnings 41 percent, exceeding estimates.
Holdings from the energy sector detracted the most from Brandywine Blue’s results versus benchmarks. National Oilwell Varco, which beat March-quarter earnings estimates by 28 percent, was the biggest negative influence on portfolio performance.
National Oilwell, like most companies with any degree of exposure to the Gulf of Mexico, suffered as the BP oil spill continued to grow without a near-term solution in sight. We believe the market’s immediate reaction overlooked potential for positive longer-term implications for the company. In addition to promising international rig order prospects, the Gulf disaster is spurring demand for the kind of oil well blowout prevention devices that the company makes.
Technology holdings, which comprised the largest percentage of assets in Brandywine Blue, were the Fund’s next most significant performance detractors versus benchmarks. Adobe Systems, Visa and, as mentioned before, Cisco led the sector lower.
Adobe beat expectations with 26 percent May-quarter earnings growth. Launched during the quarter, sales of its new Creative Suite 5 drove record revenue. Revenue guidance for the company’s fiscal third quarter, which was in line with consensus forecasts, was met with disappointment. Visa, which exceeded estimates with 32 percent March-quarter earnings growth, struggled as fees associated with credit card transactions became the target of new regulation by way of an amendment to the Restoring American Financial Stability Act.
Apple was a bright spot from the tech sector in both Funds. The company, which exceeded estimates by more than one-third with 86 percent March-quarter earnings growth, initiated the most successful product launch in its history when it introduced the iPhone 4 on June 24. That came on the heels of the iPad, which sold more than 3 million units between its April 3 launch and the iPhone 4 introduction.
The health care sector was an area of relative strength for both Funds. Illumina, which makes tools used in genetic analysis, was a standout performer in Brandywine as the company’s continued run of double-digit, year-over-year revenue growth helped it exceed March-quarter expectations. In Brandywine Blue, McKesson held its ground during the market downturn thanks to a business focus that seems well positioned for the times regardless of the economic backdrop. The company concentrates on distribution and technology solutions designed to improve the quality and efficiency of health care delivery.
For more information on companies that influenced June-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.
Amid the market’s sour mood, talk of a double-dip recession resurfaced. The conversations we’re having as we work to gain insight into individual-company earnings trends don’t lend credence to that discussion. We’re still finding plenty of companies that are markedly above average in their ability to get and maintain earnings traction.
The typical Brandywine holding sells at 14 times 2010 earnings estimates and is expected to grow earnings 56 percent this year. The Russell 3000 Growth Index has the same average price-to-earnings ratio with half the rate of earnings growth. The typical Brandywine Blue holding sells at 13 times estimates with 40 percent earnings growth, versus the same multiple for 27 percent earnings growth for the Russell 1000 Growth Index.
Although investors were preoccupied with other matters during the June quarter, we believe earnings will be the primary influence on the market’s mood going forward. Based on the earnings potential we’re identifying among individual companies, we think the market is poised to learn that there’s reason for optimism in the second half of 2010 and beyond.
We appreciate your long-term focus and continued support.

Bill D’Alonzo
Brandywine Funds President	July 8, 2010

Brandywine Fund
Portfolio Characteristics as of June 30, 2010

% Change in Top Ten Holdings From Book Cost

1.	Cisco Systems, Inc.	-5.3%	6.	J.B. Hunt Transport Services, Inc.	+22.6%
2.	McDermott International, Inc.	+53.0%	7.	Rovi Corp.	+7.7%
3.	Albemarle Corp.	+6.9%	8.	SEI Investments Co.	+15.3%
4.	Nuance Communications, Inc.	+48.3%	9.	Ryder System, Inc.	-9.1%
5.	Watson Pharmaceuticals, Inc.	-4.9%	10.	Apple Inc.	+21.2%

Estimated Earnings Growth Rate		The Portfolio’s Market Capitalization
of the Fund’s Investments
The Fund’s Companies 56.4%	S&P 500’s Companies 27.1%
Forecasted Increase in Earnings Per Share 2010 vs 2009
This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of June 30, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

Brandywine Fund
June Quarter “Roses and Thorns”
Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move

Cimarex Energy Co.	$7.0	21.0
The independent oil and gas exploration and production company with onshore properties in the U.S. grew March-quarter earnings to $2.00 per share from $0.09 a year ago, beating estimates by 15 percent. Cimarex benefits from higher-than-expected production growth associated with its positions in the Cana shale field in western Oklahoma as well as programs in the Gulf Coast and Permian Basin in Texas. We sold Cimarex during the quarter when shares hit our target price.

NetApp, Inc.	$5.6	16.3
The supplier of storage and data management solutions grew April-quarter earnings 61 percent, beating consensus estimates by 14 percent. Revenue grew 33 percent. Storage remains a high priority for rebounding technology budgets, with digital data growth requiring firms to purchase additional capacity to support existing systems. The company’s server virtualization technology allows less hardware to run the same amount of servers while centralizing administrative functions.

The Home Depot, Inc.	$4.7	9.7
The operator of home improvement retail centers grew April-quarter earnings 29 percent, beating estimates by 13 percent. Home Depot shares climbed as same-store sales remained in positive territory after three years of declines and efficiency initiatives positioned the company to capitalize on the turnaround. We sold Home Depot during the quarter when shares reached our target price.

Masco Corp.	$4.0	12.5
The manufacturer of building supplies grew March-quarter earnings to $0.04 per share from a loss of $0.17 a year ago. After reducing its cost structure considerably during the downturn, the company was better positioned to benefit from strengthening sales trends at large customers, including Home Depot and Lowes, and from demand for its new products focused on energy efficiency. We sold Masco during the quarter when shares reached our target price.

Illumina, Inc.	$3.5	15.0
The maker of life-sciences products beat March-quarter consensus earnings estimates by 11 percent. Shares gained ground as orders built for the company’s next generation gene sequencing system that significantly reduces the time and costs associated with decoding a person’s genome. Increasing demand for gene sequencing is also resulting in higher revenue from consumable supplies. We sold Illumina shares at a gain during the quarter.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move

McDermott International, Inc.	$11.1	19.5
March-quarter earnings grew 18 percent, beating estimates by 8 percent. Despite a record backlog of new orders following sizable new contract wins for its offshore energy business and nuclear and coal power segment, shares traded lower on general concerns related to the company’s exposure in the Gulf of Mexico. Only a small portion of the company’s business is tied to the Gulf, where it is involved in non-drilling, shallow-water service work.

Cisco Systems, Inc.	$9.4	16.2
The world’s largest provider of networking products for enterprises and service providers grew April-quarter earnings 40 percent, beating consensus estimates. Revenues grew 27 percent. Despite strong results and improving business trends, shares retraced on concerns related to the company’s exposure to Europe, where government and public debt levels threaten overall growth. Our research work continues to uncover solid demand among Cisco’s European customers, which represent roughly 20 percent of total sales.

Trina Solar Ltd. ADR	$8.9	30.8
The Chinese low-cost producer of silicon solar panels grew March-quarter earnings to $0.87 per share from $0.01 a year ago, beating estimates by 43 percent. Shares fell on concerns related to the company’s exposure to Europe and fears that Spain and other countries could scale back their renewable energy subsidies amid budgetary overhauls. We sold Trina Solar during the quarter to fund an idea with greater near-term earnings visibility.

NII Holdings Inc.	$8.7	21.3
The provider of mobile communications to business customers in South America reported a strong March quarter. Net subscriber additions and earnings before non-cash items exceeded forecasts as revenue grew 33 percent from the prior year. Shares gave up ground on general concerns related to the sustainability of economic growth in emerging markets. Our research continues to show robust growth in Brazil and improving prospects in Mexico.

URS Corp.	$8.6	22.1
The large engineering and construction firm benefits from its significant book of federal contracts and its diverse areas of expertise. Despite building orders, shares traded lower on headline risk related to struggling state budgets and the ballooning federal deficit. We believe that broad demand trends are reflected in the company’s building backlog of orders and will remain intact as infrastructure and defense spending remain high priorities.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
June 30, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.1% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 4.6%
84,300	Brown Shoe Company, Inc.	$1,500,142	$1,279,674
484,400	The Buckle, Inc.	18,402,457	15,704,248
1,450,800	Chico’s FAS, Inc.	17,293,783	14,333,904
637,000	Collective Brands, Inc.	12,920,492	10,064,600
413,900	The Dress Barn, Inc.	11,188,702	9,854,959
203,600	Genesco Inc.	6,794,562	5,356,716
142,000	Jos. A. Bank Clothiers, Inc.	7,731,942	7,666,580
478,200	Urban Outfitters, Inc.	18,203,876	16,445,298
	Apparel, Accessories & Luxury Goods - 1.1%
272,400	VF Corp.	22,792,878	19,389,432
	Automotive Retail - 1.8%
1,454,300	CarMax, Inc.	36,646,857	28,940,570
119,700	Monro Muffler Brake, Inc.	4,408,645	4,731,741
	Broadcasting - 0.6%
317,300	Discovery Communications, Inc.	6,916,265	11,330,783
	Cable & Satellite – 1.5%
817,900	DIRECTV	30,204,129	27,743,168
	Department Stores - 0.9%
334,500	Kohl’s Corp.	18,873,975	15,888,750
	Footwear - 0.1%
34,500	Steven Madden, Ltd.	1,186,590	1,087,440
	Home Furnishing Retail - 1.4%
1,000,100	Williams-Sonoma, Inc.	20,051,496	24,822,482
	Home Furnishings - 1.0%
168,500	Leggett & Platt, Inc.	3,531,593	3,380,110
463,700	Tempur-Pedic International Inc.	15,805,325	14,258,775
	Home Improvement Retail - 0.2%
182,400	Lumber Liquidators Holdings, Inc.	4,292,780	4,255,392
	Leisure Products - 1.6%
1,317,100	Mattel, Inc.	23,626,677	27,869,836
	Restaurants - 0.6%
161,800	Cracker Barrel Old
	Country Store, Inc.	7,945,383	7,533,408
196,100	Domino’s Pizza, Inc.	2,780,017	2,215,930
	Specialty Stores - 0.3%
199,100	Ulta Salon, Cosmetics &
	Fragrance, Inc.	4,568,368	4,710,706
	Total Consumer Discretionary	297,666,934	278,864,502
	This sector is 6.3% below your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 1.1%
679,800	CVS Caremark Corp.	24,088,765	19,931,736
	Food Retail - 1.7%
829,700	Whole Foods Market, Inc.	32,969,304	29,885,794
	Total Consumer Staples	57,058,069	49,817,530
	This sector is 12.7% below your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 2.1%
575,000	Cameron International Corp.	21,016,626	18,699,000
333,900	Schlumberger Ltd.	21,263,728	18,478,026
	Oil & Gas Exploration & Production - 1.8%
93,400	Berry Petroleum Co.	2,731,950	2,402,248
1,163,600	EXCO Resources, Inc.	16,555,063	17,000,196
774,800	Oasis Petroleum Inc.	10,847,200	11,234,600
95,900	Rex Energy Corp.	1,059,311	968,590
	Total Energy	73,473,878	68,782,660
	This sector is 6.4% below your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 2.1%
1,811,400	SEI Investments Co.	31,977,149	36,880,104
	Regional Banks - 3.5%
2,531,400	Fifth Third Bancorp	30,950,681	31,110,906
940,700	Fulton Financial Corp.	9,917,454	9,077,755
180,200	Signature Bank	6,228,445	6,849,402
817,800	Webster Financial Corp.	12,428,534	14,671,332
73,000	Wintrust Financial Corp.	2,422,916	2,433,820
	Thrifts & Mortgage Finance - 0.5%
100,000	New York Community
	Bancorp, Inc.	1,540,510	1,527,000
623,300	Ocwen Financial Corp.	5,881,200	6,351,427
	Total Financials	101,346,889	108,901,746
	This sector is 7.5% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 1.9%
240,800	Martek Biosciences Corp.	5,028,353	5,709,368
575,100	United Therapeutics Corp.	30,400,533	28,070,631
	Health Care Equipment - 0.6%
419,000	Masimo Corp.	10,790,744	9,976,390
	Health Care Facilities - 1.1%
2,608,600	Health Management
	Associates Inc.	23,261,049	20,268,822
	Health Care Services - 0.2%
66,202	Emergency Medical Services Corp.	3,687,049	3,245,884

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.1% (a) (Continued)
	Life Sciences Tools & Services - 3.0%
508,100	Life Technologies Corp.	$22,070,689	$24,007,725
594,200	Thermo Fisher Scientific, Inc.	28,563,441	29,145,510
	Pharmaceuticals - 4.8%
873,500	Impax Laboratories, Inc.	16,165,982	16,648,910
479,900	Shire PLC	27,603,822	29,456,262
971,000	Watson Pharmaceuticals, Inc.	41,408,905	39,393,470
	Total Health Care	208,980,567	205,922,972
	This sector is 1.5% below your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 1.2%
77,600	American Science and
	Engineering, Inc.	5,976,088	5,913,896
176,500	BE Aerospace, Inc.	4,707,532	4,488,395
109,200	Precision Castparts Corp.	12,320,587	11,238,864
	Air Freight & Logistics - 0.6%
345,700	Hub Group, Inc.	8,980,823	10,374,457
	Airlines - 0.3%
967,900	AirTran Holdings, Inc.	5,010,512	4,694,315
	Construction & Engineering - 3.7%
174,600	Orion Marine Group, Inc.	3,386,751	2,479,320
1,669,200	Quanta Services, Inc.	33,963,337	34,468,980
747,600	URS Corp.	37,806,329	29,418,060
	Electrical Components & Equipment - 1.0%
219,400	Baldor Electric Co.	7,919,483	7,915,952
498,700	EnerSys	11,616,063	10,657,219
	Human Resource & Employment Services - 0.2%
161,100	Administaff, Inc.	3,960,775	3,892,176
	Industrial Conglomerates - 2.6%
2,090,300	McDermott International, Inc.	29,596,256	45,275,898
	Industrial Machinery - 0.4%
142,500	The Middleby Corp.	8,843,330	7,579,575
	Marine Ports & Services - 0.5%
425,600	Aegean Marine Petroleum
	Network Inc.	11,302,514	8,503,488
	Trading Companies & Distributors - 0.2%
69,600	Watsco, Inc.	3,917,273	4,031,232
	Trucking - 5.3%
1,417,100	Avis Budget Group, Inc.	19,861,549	13,915,922
1,142,000	J.B. Hunt Transport Services, Inc.	30,427,012	37,309,140
239,000	Knight Transportation, Inc.	4,870,451	4,837,360
881,900	Ryder System, Inc.	39,024,146	35,478,837
	Total Industrials	283,490,811	282,473,086
	This sector is 0.4% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 3.4%
595,613	Longtop Financial Technologies
	Ltd. SP-ADR	18,616,899	19,297,861
2,713,600	Nuance Communications, Inc.	27,348,081	40,568,320
	Communications Equipment - 3.3%
2,196,900	Cisco Systems, Inc.	49,413,900	46,815,939
303,800	NETGEAR, Inc.	7,138,496	5,419,792
201,400	Plantronics, Inc.	5,639,035	5,760,040
	Computer Hardware - 2.0%
138,960	Apple Inc.	28,848,007	34,952,609
	Computer Storage & Peripherals - 1.7%
826,200	NetApp, Inc.	24,702,769	30,825,522
	Data Processing & Outsourced Services - 2.6%
488,500	Alliance Data Systems Corp.	35,820,896	29,075,520
63,800	Syntel, Inc.	2,159,762	2,166,010
203,200	Visa Inc.	13,934,976	14,376,400
	Electronic Components - 1.5%
1,643,800	Corning, Inc.	28,850,257	26,547,370
	Electronic Manufacturing Services - 1.1%
264,400	Benchmark Electronics, Inc.	5,553,918	4,190,740
1,134,400	Sanmina-SCI Corp.	19,687,821	15,439,184
	Internet Software & Services - 1.0%
165,200	DealerTrack Holdings Inc.	2,401,757	2,717,540
315,900	VistaPrint N. V.	13,984,964	15,002,091
	IT Consulting & Other Services - 0.3%
117,100	CACI International, Inc.	4,107,597	4,974,408
	Semiconductor Equipment - 2.7%
363,200	Advanced Energy Industries, Inc.	4,634,737	4,463,728
2,350,700	Teradyne, Inc.	25,724,384	22,919,325
568,696	Veeco Instruments Inc.	21,459,150	19,494,899
	Semiconductors - 10.7%
675,700	Applied Micro Circuits Corp.	6,920,504	7,081,336
318,300	Atheros Communications	8,680,372	8,765,982
884,400	Broadcom Corp.	30,786,397	29,158,668
252,400	Cavium Networks, Inc.	5,370,441	6,610,356
1,772,100	Cypress Semiconductor Corp.	17,731,237	17,791,884
1,176,000	Marvell Technology Group Ltd.	21,995,551	18,533,760
2,021,600	Maxim Integrated Products, Inc.	28,188,663	33,821,368
2,449,000	Micron Technology, Inc.	23,219,039	20,792,010
852,000	Microsemi Corp.	14,160,982	12,464,760
582,600	OmniVision Technologies, Inc.	10,741,464	12,490,944
349,326	Power Integrations, Inc.	14,502,598	11,246,551
691,000	Semtech Corp.	13,050,963	11,311,670
	Systems Software - 2.1%
977,600	Rovi Corp.	34,400,242	37,060,816
	Total Information Technology	569,775,859	572,137,403
	This sector is 0.4% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2010
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 97.1% (a) (Continued)
MATERIALS
	Commodity Chemicals - 0.5%
722,400	Calgon Carbon Corp.	$12,336,651	$9,564,576
	Diversified Chemicals - 1.0%
957,800	Olin Corp.	19,640,314	17,326,602
	Metal & Glass Containers - 0.9%
296,800	Greif Inc.	16,171,185	16,484,272
	Specialty Chemicals - 2.5%
1,088,200	Albemarle Corp.	40,441,498	43,212,422
	Steel - 1.8%
444,900	Allegheny Technologies, Inc.	18,700,884	19,660,131
398,000	Carpenter Technology Corp.	14,676,359	13,066,340
	Total Materials	121,966,891	119,314,343
	This sector is 2.2% below your Fund’s cost.
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 1.9%
936,700	NII Holdings Inc.	34,310,829	30,461,484
121,400	Syniverse Holdings Inc.	2,477,860	2,482,630
	Total Telecommunication Services	36,788,689	32,944,114
	This sector is 10.5% below your Fund’s cost.
	Total common stocks	1,750,548,587	1,719,158,356
Short-Term Investments - 2.6% (a)
	Commercial Paper - 2.4%
$17,500,000	Prudential Funding Corp.,
	due 07/01/10, discount of 0.17%	17,500,000	17,500,000
25,000,000	ING US Funding,
	due 07/07/10, discount of 0.29%	24,998,792	24,998,792
	Total commercial paper	42,498,792	42,498,792
	Variable Rate Demand Note - 0.2%
3,693,941	American Family Financial
	Services, 0.10%	3,693,941	3,693,941
	Total short-term investments	46,192,733	46,192,733
	Total investments	$1,796,741,320	1,765,351,089
	Other assets less
	liabilities - 0.3%(a)		5,467,645
	TOTAL NET ASSETS		$1,770,818,734
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($1,770,818,734 ÷ 87,740,551
	shares outstanding)		$20.18

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

Capital Gains Update . . .
With just three months left in the fiscal year, the Brandywine Funds are not in a position to distribute capital gains. Brandywine Fund finished the June quarter with a net realized loss of $13.01 per share. Brandywine Blue Fund’s net realized loss was $14.69 per share at the end of June. The Brandywine Funds will not make capital gains distributions, which are taxable events for shareholders in taxable accounts, until gains are realized in excess of the net loss amounts.
Gains and losses realized through the sale of holdings between now and September 30 will determine whether the Funds make distributions for fiscal 2010. Please check the upcoming annual report for an update through the fiscal year’s end.

IRA Investors . . .
The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 12, 2010. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Brandywine Blue Fund
Portfolio Characteristics as of June 30, 2010

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+51.9%	6.	Whole Foods Market, Inc.	-9.3%
2.	EMC Corp.	+13.5%	7.	St. Jude Medical, Inc.	-2.9%
3.	Cisco Systems, Inc.	-3.5%	8.	Fifth Third Bancorp	-0.4%
4.	Broadcom Corp.	+17.7%	9.	Life Technologies Corp.	+1.8%
5.	Union Pacific Corp.	-3.3%	10.	McKesson Corp.	+4.4%

Estimated Earnings Growth Rate		The Portfolio’s Market Capitalization
of the Fund’s Investments
The Fund’s Companies 39.8%	S&P 500’s Companies 27.1%

Forecasted Increase in Earnings Per Share 2010 vs 2009

This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of June 30, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

Brandywine Blue Fund
June Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move

The Home Depot, Inc.	$7.2	9.7
The operator of home improvement retail centers grew April-quarter earnings 29 percent, beating estimates by 13 percent. Home Depot shares climbed as same-store sales remained in positive territory after three years of declines and efficiency initiatives positioned the company to capitalize on the turnaround. We sold Home Depot during the quarter when shares reached our target price.

NetApp, Inc.	$7.2	16.8
The supplier of storage and data management solutions grew April-quarter earnings 61 percent, beating consensus estimates by 14 percent. Revenue grew 33 percent. Storage remains a high priority for rebounding technology budgets, with digital data growth requiring firms to purchase additional capacity to support existing systems. The company’s server virtualization technology allows less hardware to run the same amount of servers while centralizing administrative functions.

Apple Inc.	$5.5	7.0
The maker of personal computers, software and mobile computing devices grew March-quarter earnings 86 percent, beating estimates by 36 percent. Revenues increased 49 percent. Shares gained ground as investors realized the potential growth behind the company’s newest product cycle. Initial sales of the newly introduced iPhone4 smartphone and the first generation iPad, a touch-screen multimedia device, exceeded expectations.

Coach, Inc.	$3.1	6.7
The maker of leather goods grew March-quarter earnings 32 percent, beating estimates by 9 percent. Same-store sales turned positive in early 2010 as domestic luxury retail trends improved. Expansion opportunities in China and the company’s new pricing strategy, which aims to offer a broader assortment of handbags at lower price points, helped boost handbag purchase volumes. We sold Coach in April when it hit our target price.

Discovery Communications, Inc.	$1.3	4.9
The television network operator grew March-quarter earnings 39 percent, beating estimates by 15 percent. The company benefits from its strong programming lineup, including the upcoming launch of the Oprah Winfrey network, and a shifting trend in advertising from broadcast to cable networks. Additionally, strengthening price trends for scatter advertising, which is advertising that is done on an as-needed basis at current rates, is helping boost profitability.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move

National Oilwell Varco Inc.	$15.1	24.8
March-quarter earnings topped estimates by 28 percent, but shares declined with others in the industry as efforts to cap the BP oil spill in the Gulf of Mexico continued to come up short. Our research showed demand beginning to surface as new protocol around the world calls for upgraded versions of the company’s blowout preventers, which are valves that can seal off an oil or natural gas well.

Adobe Systems Inc.	$14.6	24.5
The developer of graphic and multimedia design software grew May-quarter earnings 26 percent, beating estimates. Revenues jumped 34 percent. Strong fundamentals and the well-received release of its Creative Suite 5 product were overshadowed by conservative guidance and Apple’s decision not to support Adobe’s Flash software, used to add video and interactivity to web pages, on its mobile devices. Adobe’s Flash technology remains in wide use throughout the web and on competing mobile devices.

Cameron International Corp.	$14.0	12.1
The manufacturer of drilling equipment grew March-quarter revenues 7 percent. Shares fell as investors focused on the impact of the deepwater drilling moratorium in the Gulf of Mexico and potential liabilities associated with the company’s involvement in the Deepwater Horizon disaster. Cameron continues to benefit from its healthy backlog of orders and leverage to increasing worldwide deepwater rig activity.

NII Holdings Inc.	$12.9	21.7
The provider of mobile communications to business customers in South America reported a strong March quarter. Net subscriber additions and earnings before non-cash items exceeded forecasts as revenue grew 33 percent from the prior year. Shares gave up ground on general concerns related to the sustainability of economic growth in emerging markets. Our research continues to show robust growth in Brazil and improving prospects in Mexico.

Cisco Systems, Inc.	$12.8	18.1
The world’s largest provider of networking products for enterprises and service providers grew April-quarter earnings 40 percent, beating consensus estimates. Revenues grew 27 percent. Despite strong results and improving business trends, shares retraced on concerns related to the company’s exposure to Europe, where government and public debt levels threaten overall growth. Our research work continues to uncover solid demand among Cisco’s European customers, which represent roughly 20 percent of total sales.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
June 30, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 94.0% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 3.7%
1,011,600	The TJX Companies, Inc.	$45,364,275	$42,436,620
875,400	Urban Outfitters, Inc.	33,297,610	30,105,006
	Apparel, Accessories & Luxury Goods - 2.3%
661,400	VF Corp.	55,163,364	47,078,452
	Broadcasting - 1.4%
761,100	Discovery Communications, Inc.	17,309,779	27,178,881
	Cable & Satellite - 2.7%
1,535,600	DIRECTV	56,314,043	52,087,552
	Department Stores - 1.5%
611,200	Kohl’s Corp.	34,601,140	29,032,000
	Leisure Products - 2.1%
1,918,000	Mattel, Inc.	34,851,068	40,584,880
	Restaurants - 2.1%
1,042,500	Yum Brands, Inc.	44,776,884	40,699,200
	Total Consumer Discretionary	321,678,163	309,202,591
	This sector is 3.9% below your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 2.5%
1,675,200	CVS Caremark Corp.	59,049,289	49,116,864
	Food Retail - 2.9%
1,533,000	Whole Foods Market, Inc.	60,857,819	55,218,660
	Total Consumer Staples	119,907,108	104,335,524
	This sector is 13.0% below your Fund’s cost.
ENERGY
	Integrated Oil & Gas - 2.6%
663,000	Occidental Petroleum Corp.	54,700,018	51,150,450
	Oil & Gas Equipment & Services - 6.7%
1,493,200	Cameron International Corp.	52,352,316	48,558,864
1,383,300	National Oilwell Varco Inc.	60,798,670	45,745,731
660,900	Schlumberger Ltd.	44,083,409	36,574,206
	Oil & Gas Storage & Transportation - 1.6%
1,662,200	The Williams Companies, Inc.	25,497,852	30,385,016
	Total Energy	237,432,265	212,414,267
	This sector is 10.5% below your Fund’s cost.
FINANCIALS
	Regional Banks - 2.7%
4,291,300	Fifth Third Bancorp	52,968,798	52,740,077
	Thrifts & Mortgage Finance - 0.1%
125,000	New York Community Bancorp, Inc.	1,925,638	1,908,750
	Total Financials	54,894,436	54,648,827
	This sector is 0.4% below your Fund’s cost.
HEALTH CARE
	Health Care Distributors - 2.7%
780,798	McKesson Corp.	50,206,760	52,438,394
	Health Care Equipment - 2.8%
1,487,800	St. Jude Medical, Inc.	55,322,726	53,694,702
	Life Sciences Tools & Services - 5.2%
1,110,232	Life Technologies Corp.	51,547,498	52,458,462
1,012,300	Thermo Fisher Scientific, Inc.	42,917,920	49,653,315
	Pharmaceuticals - 1.8%
563,426	Shire PLC	32,622,602	34,583,088
	Total Health Care	232,617,506	242,827,961
	This sector is 4.4% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 1.9%
352,000	Precision Castparts Corp.	38,490,265	36,227,840
	Railroads - 5.5%
957,200	Canadian Pacific Railway Ltd.	51,051,355	51,325,064
803,900	Union Pacific Corp.	57,777,529	55,879,089
	Total Industrials	147,319,149	143,431,993
	This sector is 2.6% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 4.1%
1,704,700	Adobe Systems Inc.	59,680,961	45,055,221
1,462,700	Autodesk, Inc.	46,899,714	35,631,372
	Communications Equipment - 3.0%
2,721,200	Cisco Systems, Inc.	60,069,742	57,988,772
	Computer Hardware - 4.2%
333,800	Apple Inc.	55,280,665	83,960,714
	Computer Storage & Peripherals - 5.4%
3,491,800	EMC Corp.	56,275,190	63,899,940
1,072,500	NetApp, Inc.	32,172,522	40,014,975
	Data Processing & Outsourced Services - 2.2%
613,300	Visa Inc.	41,146,197	43,390,975
	Electronic Components - 2.6%
3,161,900	Corning, Inc.	55,564,542	51,064,685
	Electronic Manufacturing Services - 1.4%
4,714,200	Flextronics International Ltd.	35,926,834	26,399,520
	Semiconductors - 12.1%
1,731,600	Broadcom Corp.	48,504,029	57,090,852
2,647,700	Intel Corp.	60,076,699	51,497,765
1,414,700	Linear Technology Corp.	41,370,369	39,342,807
2,444,000	Marvell Technology Group Ltd.	46,997,454	38,517,440
5,928,400	Micron Technology, Inc.	54,851,183	50,332,116
	Systems Software - 1.8%
1,487,600	Microsoft Corp.	46,347,995	34,229,676
	Total Information Technology	741,164,096	718,416,830
	This sector is 3.1% below your Fund’s cost.

Brandywine Blue Fund
Statement of Net Assets (Continued)
June 30, 2010
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 94.0% (a) (Continued)
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 2.4%
1,419,600	NII Holdings Inc.	$52,460,842	$46,165,392
	Total Telecommunication Services	52,460,842	46,165,392
	This sector is 12.0% below your Fund’s cost.
	Total common stocks	1,907,473,565	1,831,443,385
Short-Term Investments - 3.9% (a)
	Commercial Paper - 3.7%
$48,000,000	Prudential Funding Corp.,
	due 07/01/10, discount of 0.17%	48,000,000	48,000,000
25,000,000	ING US Funding,
	due 07/07/10, discount of 0.29%	24,998,792	24,998,792
	Total commercial paper	72,998,792	72,998,792
	Variable Rate Demand Note - 0.2%
3,504,794	American Family Financial
	Services, 0.10%	3,504,794	3,504,794
	Total short-term investments	76,503,586	76,503,586
	Total investments	$1,983,977,151	1,907,946,971
	Other assets less
	liabilities - 2.1%(a)		41,230,185
	TOTAL NET ASSETS		$1,949,177,156
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($1,949,177,156 ÷ 98,313,517
	shares outstanding)		$19.83

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/10, unless listed in the accompanying statements of net assets. Forecasted earnings growth rates quoted for the Funds’ holdings refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of June 30, 2010, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 15.24, -0.56 and -1.22 percent; the Russell 1000 Growth Index’s were 13.62, 0.38 and -5.14 percent; the Russell 3000 Index’s were 15.72, -0.48 and -0.92 percent; the Russell 3000 Growth Index’s were 13.95, 0.44 and -4.89 percent; and the S&P 500 Index’s were 14.43, -0.79 and -1.59 percent.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President and CEO	Senior Adviser	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

Foster S. Friess Founder	The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary
Report Editor: Chris Aregood       Report Staff: David Marky, Adam Rieger

Managed by Friess Associates, LLC	Quarterly Report	June 30, 2010

Dear Fellow Shareholders:

From an oil spill and a “flash crash” to economic concerns at home and abroad, a list of negative forces combined to make a potent macro mix that weighed on stocks for most of the June quarter. Brandywine Advisors Midcap Growth Fund declined 12.72 percent in the June quarter. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes declined 11.43, 9.88 and 10.20 percent.
As relentless as the negative news seemed to be during the quarter, nothing transpired to test our confidence in the companies Brandywine Advisors holds. In fact, we’re excited about the prospects of some companies that were among the least appreciated holdings in the Fund during the three months through June.
Consider McDermott International, which was the portfolio’s biggest performance detractor. McDermott exceeded expectations with 18 percent March-quarter earnings growth, but its shares fell as investors appeared to overstate its exposure in the Gulf of Mexico.
Based on our assessment, McDermott declined for the wrong reason. A closer look shows that the company’s limited Gulf-related work is concentrated in shallow-water services. Selling at less than 13 times 2010 earnings estimates and less than 10 times 2011 estimates, McDermott is virtually debt-free and lined up with $8.7 billion in backlogged business at last count.
While certain instances such as McDermott’s appeared to link a company with a particular event, the aggregate impact of the macro environment was a change in the market’s assessment of the recovery. And, consistent with the McDermott example, investors were not as discerning as earnings trends seemed to indicate they should have been. With what had been the prevailing economic wisdom being called into question, economically sensitive sectors accounted for the performance difference between Brandywine Advisors and the indexes.
Holdings from the industrial sector, including McDermott, Manpower and URS Corp., were among the most significant performance detractors during the June quarter.
Technology holdings also weighed on results, with semiconductor-related companies falling amid the growing economic uncertainty. Atheros Communications and Flextronics International declined despite posting results that demonstrated robust operational strength. Atheros exceeded expectations by earning $0.57 a share in the March quarter versus $0.06 in the year-ago period. Flextronics grew March-quarter earnings more than fivefold, beating estimates.
The health care sector was an area of relative strength. Illumina, which makes tools used in genetic analysis, was a standout performer as the company’s continued run of double-digit, year-over-year revenue growth helped it exceed March-quarter expectations. Express Scripts also aided results. The provider of pharmacy benefits management services topped expectations with 28 percent March-quarter earnings growth.

Cumulative Total Return	Brandywine Advisors % Change
Quarter	-12.72
Year-to-Date	-8.43
One Year	3.49
Five Years	-16.16
Inception – 10/31/00	-13.84

Annualized Total Return
Five Years	-3.46
Inception – 10/31/00	-1.53

*Expense Ratio – 1.30% as stated in the Prospectus dated January 29, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

For more information on companies that influenced June-quarter performance, please see Roses & Thorns on page 5.
Just over a month removed from its first anniversary, the market’s rally from the March 2009 low reversed course. Investors worried that bills coming due in Greece would go unpaid, stoking fears of failure that threatened to ripple through similarly indebted neighbors. An unrelenting oil spill in the Gulf of Mexico remained beyond containment, and U.S. home sales fell sharply as soon as government incentives expired. By the time concerns emerged about weakening growth in China, the S&P 500 Index was at an eight-month low.
All of these matters still carry potential to influence stocks, but we expect none of them to define the second half of 2010. While we believe surprises are in store for the final six months of the year, we’re not banking on the kind that dominated the June quarter.
The biggest surprise should come to investors who fixate on the macro environment. At this point, economic data showing high unemployment and trouble in housing shouldn’t catch anyone off guard. But investors who fret about the next jobs report or new home sales number might be caught flat-footed if companies that made the right moves during last year’s tough times continue to demonstrate operational strength.
As investors who seek to isolate companies for their ability to grow earnings more than the investment community expects, we’re in the surprise business. We’re not fond of macro-driven downturns like the one that began in April, but we are encouraged by the position in which this latest market move leaves the portfolio. The more investors find reason to doubt “the market,” the more likely they become to underestimate the companies Brandywine Advisors holds.
The typical Brandywine Advisors holding sells at 15 times 2010 earnings estimates and is expected to grow earnings 47 percent this year. The average Russell Midcap Growth Index company sells at the same multiple with 34 percent earnings growth predicted.
The recent market decline shows investors reconsidering their earnings forecasts to reflect more trying times. We have isolated companies that we think are ready to demonstrate that conditions are far from bleak. At the same time, the best performing stocks since last year’s market low appear poised to show that the long-running enthusiasm for them has been misplaced.
Rising prices among the market’s previous leaders from March 2009 through mid-April 2010 amounted to credit extended by investors who expected to be repaid in the form of earnings at a later date. By the end of last year, those companies appeared to be holding up their end of the bargain, but in many cases the earnings they delivered stemmed from one-time cost cuts. Unable to repeat the same maneuver this year, the last year’s leaders approach the end of 2010 facing year-ago comparisons that represent hurdles too formidable to overcome absent significant revenue gains.
The best performing companies since the market low were lifted by a tailwind, one based on a best-case scenario for the economic recovery. Now that it appears that the sailing might not be as smooth as previously thought, that tailwind is gone. Investors are searching for direction, but the risky, super-cyclical and debt-burdened companies that outperformed since the low are likely to leave them adrift.
We don’t isolate companies based on the overall climate, which is why we believe investors will find the companies we hold especially appealing now that questions about the environment are emerging with greater frequency. Investors are increasingly uncertain as to what to expect from the economy, and we hold companies that we believe should be well positioned to prosper even if the recovery shows signs of fatigue.
Amid the market’s sour mood in the June quarter, talk of a double-dip recession resurfaced. The conversations we’re having as we work to gain insight into individual-company earnings trends don’t lend credence to that discussion. We’re still finding plenty of companies that are markedly above average in their ability to get and maintain earnings traction.
Although investors were preoccupied with other matters during the June quarter, we believe earnings will be the primary influence on the market’s mood going forward. Based on the earnings potential we’re identifying among individual companies, we think the market is poised to learn that there’s reason for optimism in the second half of 2010 and beyond.
We appreciate your long-term focus and continued support.

Bill D’Alonzo
Brandywine Funds President	July 14, 2010

2

Europe, China and Currency Matters to Consider

Fluctuations in currency markets dominated headlines in the June quarter as a persistent slide in the value of the euro was followed by China’s late-June decision to drop its two-year-old peg to the U.S. dollar. Businesses on both sides of the globe have a stake in how these currency movements and the economics behind them unfold.

Exposure to European markets looks riskier than it did even a few months ago, particularly those underlying the euro. Fears centered on Greece as the global downturn brought to light unsound fiscal policy and Athens flirted with default on sovereign debt obligations. Concerns of contagion quickly set in as other European nations faced similar budget and public debt levels.
Unlike countries with their own currencies, the 16 member states that have adopted the single euro currency are dependent on fiscal policies set by the European Central Bank. They cannot exercise monetary policy such as increasing or decreasing money supply to individually manage their sovereign debt loads.
The euro has dropped 14 percent against the dollar over the past six months, marking its longest losing sequence since just after its 1999 inception. At the same time, euro zone unemployment has risen to near 12-year highs, boosted by more people without work in Spain, Portugal and Italy. On May 9, European officials put together a $1 trillion financial backstop facility to calm market fears that the debt crisis would spread.
Our research effort intensified on companies with ties to Europe as fiscal austerity measures limit growth, lending practices tighten and unfavorable currency movements translate into lower dollar sales for U.S. multinationals. The euro’s decline makes it more costly to export from the U.S. to Europe and reduces the dollar value of profits earned in euros. As a positive, the falling Euro means the region’s exports will be more competitively priced.
We sold Manpower, the world’s second-largest provider of temporary staffing employees, concerned the translation effects of the Euro’s slide could outweigh strengthening demand for temporary workers.
After months of news related to Europe’s woes, China’s surprise announcement to allow more flexible movement of the renminbi against the dollar initially sent global markets higher. The nation’s controversial policy of fixing its exchange rate to the dollar was a hot button politically, seen by world leaders as a ploy to spur export growth during the global downturn. The enthusiasm was brief, as investors quickly realized China’s monetary authorities would not allow the currency to move too swiftly one way or the other.
Still, a gradually appreciating renminbi would have implications for businesses around the globe. Chinese exports could become less attractive to international customers while goods flowing into the country would likely fall in local price terms, increasing the buying power of a massive middle class with considerable savings.
China provides one-fifth of American imports, but buys just over 7 percent of U.S. exports. The country de-pegged its currency from the dollar in mid-2005 until 2008, slowly letting it appreciate by nearly 20 percent. U.S. exports to China during the period grew 75 percent.

Businesses on both sides of the globe have a stake in how these currency movements and the economics behind them unfold.

On the flip side, a potential rise in the renminbi is inflationary for U.S. retailers, which on average source around 40 to 50 percent of their goods out of China. U.S. retailers sourcing from China may not see an impact until early to mid-2011 due to contract lead times. It’s also likely that the cost burden will not be totally passed onto customers by Chinese manufacturers.
As world leaders converged for the G-20 Summit in Toronto the last weekend in June, they came representing economic and fiscal outlooks that are considerably different. As currency exchange rates and other macro-level factors adjust to reflect these variations, they can become factors that play a role on the financial statements of companies crossing our radar screen. We’re questioning the impact as we search for companies best navigating toward growth in current economic conditions.

3

Brandywine Advisors Midcap Growth Fund
Portfolio Characteristics as of June 30, 2010

% Change in Top Ten Holdings From Book Cost

1.	Albemarle Corp.	+5.7%	6.	United Therapeutics Corp.	-9.2%
2.	Watson Pharmaceuticals, Inc.	-4.1%	7.	McDermott International, Inc.	+23.2%
3.	Nuance Communications, Inc.	+23.9%	8.	Rovi Corp.	+7.5%
4.	J.B. Hunt Transport Services, Inc.	+18.3%	9.	CarMax, Inc.	-18.6%
5.	SEI Investments Co.	+14.0%	10.	Life Technologies Corp.	+2.0%

Estimated Earnings Growth Rate		The Portfolio’s Market Capitalization
of the Fund’s Investments

The Fund’s Companies 46.8%	S&P 500’s Companies 27.1%

Forecasted Increase in Earnings Per Share
2010 vs 2009

This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of June 30, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

4

Brandywine Advisors Midcap Growth Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
Cimarex Energy Co.	$1,186.0	19.6
The independent oil and gas exploration and production company with onshore properties in the U.S. grew March-quarter earnings to $2.00 per share from $0.09 a year ago, beating estimates by 15 percent. Cimarex benefits from higher-than-expected production growth associated with its positions in the Cana shale field in western Oklahoma as well as programs in the Gulf Coast and Permian Basin in Texas. We sold Cimarex during the quarter when shares hit our target price.

NetApp, Inc.	$609.2	16.9
The supplier of storage and data management solutions grew April-quarter earnings 61 percent, beating consensus estimates by 14 percent. Revenue grew 33 percent. Storage remains a high priority for rebounding technology budgets, with digital data growth requiring firms to purchase additional capacity to support existing systems. The company’s server virtualization technology allows less hardware to run the same amount of servers while centralizing administrative functions.

Masco Corp.	$519.3	12.4
The manufacturer of building supplies grew March-quarter earnings to $0.04 per share from a loss of $0.17 a year ago. After reducing its cost structure considerably during the downturn, the company was better positioned to benefit from strengthening sales trends at large customers, including Home Depot and Lowe’s, and from demand for its new products focused on energy efficiency. We sold Masco during the quarter when shares reached our target price.

Illumina, Inc.	$441.5	14.5
The maker of life-sciences products beat March-quarter consensus earnings estimates by 11 percent. Shares gained ground as orders built for the company’s next generation gene sequencing system that significantly reduces the time and costs associated with decoding a person’s genome. Increasing demand for gene sequencing is also resulting in higher revenue from consumable supplies. We sold Illumina shares at a gain during the quarter.

Coach, Inc.	$238.6	6.7
The maker of leather goods grew March-quarter earnings 32 percent, beating estimates by 9 percent. Same-store sales turned positive in early 2010 as domestic luxury retail trends improved. Expansion opportunities in China and the company’s new pricing strategy, which aims to offer a broader assortment of handbags at lower price points, helped boost handbag purchase volumes. We sold Coach in April when it hit our target price.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
McDermott International, Inc.	$1,259.8	19.5
March-quarter earnings grew 18 percent, beating estimates by 8 percent. Despite a record backlog of new orders following sizable new contract wins for its offshore energy business and nuclear and coal power segment, shares traded lower on general concerns related to the company’s exposure in the Gulf of Mexico. Only a small portion of the company’s business is tied to the Gulf, where it is involved in non-drilling, shallow-water service work.

CarMax, Inc.	$1,189.8	18.9
The operator of used-car superstores grew May-quarter earnings 300 percent to $0.44 per share, beating estimates by 33 percent. Revenues jumped 23 percent. Shares gave up ground on fears that sales would slow amid persistently high unemployment and uncertainty related to the impact of new financial regulation on auto loans. We believe CarMax remains well positioned, as carefully managed expenses and disciplined new store growth have resulted in greater profitability.

NII Holdings Inc.	$1,104.8	20.2
The provider of mobile communications to business customers in South America reported a strong March quarter. Net subscriber additions and earnings before non-cash items exceeded forecasts as revenue grew 33 percent from the prior year. Shares gave up ground on general concerns related to the sustainability of economic growth in emerging markets. Our research continues to show robust growth in Brazil and improving prospects in Mexico.

URS Corp.	$1,057.8	21.6
The large engineering and construction firm benefits from its significant book of federal contracts and its diverse areas of expertise. Despite building orders, shares traded lower on headline risk related to struggling state budgets and the ballooning federal deficit. We believe that broad demand trends are reflected in the company’s building backlog of orders and will remain intact as infrastructure and defense spending remain high priorities.

Alliance Data Systems Corp.	$1,013.2	20.2
The credit card processing firm that also provides loyalty and marketing solutions derived from electronic transaction data grew March-quarter earnings 16 percent on revenue growth of 38 percent. Shares retraced on uncertainty related to the consumer spending environment going forward and increasing regulatory oversight of the credit card industry.

All gains/losses are calculated on an average cost basis

5

Brandywine Advisors Midcap Growth Fund
Statement of Net Assets
June 30, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 95.3% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 1.6%
77,200	Urban Outfitters, Inc.	$2,921,251	$2,654,908
	Apparel, Accessories & Luxury Goods - 2.5%
57,700	VF Corp.	4,794,353	4,107,086
	Automotive Retail - 3.1%
257,200	CarMax, Inc.	6,288,845	5,118,280
	Broadcasting - 1.5%
70,700	Discovery Communications, Inc.	1,818,904	2,524,697
	Home Furnishing Retail - 1.5%
97,100	Williams-Sonoma, Inc.	2,447,959	2,410,022
	Home Furnishings - 1.7%
30,400	Leggett & Platt, Inc.	626,994	609,824
72,700	Tempur-Pedic International Inc.	2,538,932	2,235,525
	Leisure Products - 2.5%
191,300	Mattel, Inc.	3,604,743	4,047,908
	Total Consumer Discretionary	25,041,981	23,708,250
	This sector is 5.3% below your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 2.9%
134,700	Whole Foods Market, Inc.	5,288,716	4,851,894
	Total Consumer Staples	5,288,716	4,851,894
	This sector is 8.3% below your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 2.3%
115,900	Cameron International Corp.	4,117,231	3,769,068
	Oil & Gas Exploration & Production - 1.7%
186,600	EXCO Resources, Inc.	2,979,759	2,726,226
	Oil & Gas Storage & Transportation - 1.0%
93,900	The Williams Companies, Inc.	1,399,113	1,716,492
	Total Energy	8,496,103	8,211,786
	This sector is 3.3% below your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 3.4%
270,280	SEI Investments Co.	4,826,158	5,502,901
	Regional Banks - 2.5%
335,200	Fifth Third Bancorp	4,210,460	4,119,608
	Thrifts & Mortgage Finance - 0.1%
15,000	New York Community
	Bancorp, Inc.	231,077	229,050
	Total Financials	9,267,695	9,851,559
	This sector is 6.3% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 3.2%
108,200	United Therapeutics Corp.	5,813,321	5,281,242
	Health Care Services - 1.1%
37,800	Emergency Medical
	Services Corp.	2,120,216	1,853,334
	Life Sciences Tools & Services - 3.1%
106,900	Life Technologies Corp.	4,949,767	5,051,025
	Pharmaceuticals - 5.4%
52,300	Shire PLC	3,086,017	3,210,174
141,363	Watson Pharmaceuticals, Inc.	5,978,409	5,735,097
	Total Health Care	21,947,730	21,130,872
	This sector is 3.7% below your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 0.8%
54,200	BE Aerospace, Inc.	1,454,712	1,378,306
	Construction & Engineering - 5.3%
231,900	Quanta Services, Inc.	4,813,024	4,788,735
97,800	URS Corp.	4,906,241	3,848,430
	Industrial Conglomerates – 3.2%
239,500	McDermott International, Inc.	4,209,333	5,187,570
	Railroads - 2.7%
83,300	Canadian Pacific Railway Ltd.	4,481,105	4,466,546
	Trucking - 5.5%
169,200	J. B. Hunt Transport
	Services, Inc.	4,671,208	5,527,764
88,000	Ryder System, Inc.	3,991,912	3,540,240
	Total Industrials	28,527,535	28,737,591
	This sector is 0.7% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 5.5%
138,400	Autodesk, Inc.	4,323,621	3,371,424
371,400	Nuance Communications, Inc.	4,482,747	5,552,430
	Computer Storage & Peripherals - 2.1%
90,405	NetApp, Inc.	2,731,815	3,373,011
	Data Processing & Outsourced Services - 2.4%
67,300	Alliance Data Systems Corp.	5,018,923	4,005,696
	Electronic Manufacturing Services - 1.3%
381,800	Flextronics International Ltd.	2,912,060	2,138,080
	Semiconductors - 10.5%
103,800	Atheros Communications	3,516,625	2,858,652
121,200	Broadcom Corp.	3,283,963	3,995,964
103,900	Marvell Technology Group Ltd.	1,959,113	1,637,464
274,700	Maxim Integrated Products, Inc.	4,136,962	4,595,731
495,600	Micron Technology, Inc.	4,594,420	4,207,644
	Systems Software - 3.1%
136,300	Rovi Corp.	4,807,191	5,167,133
	Total Information Technology	41,767,440	40,903,229
	This sector is 2.1% below your Fund’s cost.

6

Brandywine Advisors Midcap Growth Fund
Statement of Net Assets (Continued)
June 30, 2010
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 95.3% (a) (Continued)
MATERIALS
	Metal & Glass Containers - 2.5%
73,800	Greif Inc.	$4,113,802	$4,098,852
	Specialty Chemicals - 3.8%
156,700	Albemarle Corp.	5,887,036	6,222,557
	Steel - 2.8%
103,300	Allegheny Technologies, Inc.	4,389,203	4,564,827
	Total Materials	14,390,041	14,886,236
	This sector is 3.4% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 2.7%
134,100	NII Holdings Inc.	4,978,185	4,360,932
	Total Telecommunication Services	4,978,185	4,360,932
	This sector is 12.4% below your Fund’s cost.
	Total common stocks	159,705,426	156,642,349
Short-Term Investments - 8.3% (a)

	Commercial Paper - 6.1%
$10,000,000	Prudential Funding Corp.,
	due 07/01/10, discount of 0.17%	10,000,000	10,000,000
	Variable Rate Demand Note - 2.2%
3,688,518	American Family Financial
	Services, 0.10%	3,688,518	3,688,518
	Total short-term investments	13,688,518	13,688,518
	Total investments	$173,393,944	170,330,867
	Liabilities, less cash and receivables - (3.6%) (a)		(5,853,878)
	TOTAL NET ASSETS		$164,476,989
	Net Asset Value Per Share ($0.01 par value, 500,000,000
	shares authorized), offering and redemption price
	($164,476,989 ÷ 25,243,691 shares outstanding)		$6.52

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

Definitions and Disclosures

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 6/30/10, unless listed in the accompanying Statement of Net Assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline Financial Services, Inc. (“Baseline”) and not to the actual performance of the Fund itself. Baseline provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. Book Value (Book Cost) is the net asset value of a company, calculated by subtracting total liabilities from total assets. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing or forward 12 months’ earnings per share.

As of June 30, 2010, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 14.43, -0.79 and -1.59 percent; the Russell Midcap Index’s were 25.13, 1.22 and 4.24 percent; and the Russell Midcap Growth Index’s were 21.30, 1.37 and -1.99 percent.

7

Capital Gains Update . . .
With just three months left in the fiscal year, the Brandywine Advisors Midcap Growth Fund is not in a position to distribute capital gains. Brandywine Advisors finished the June quarter with a net realized loss of $2.82 per share. Brandywine Advisors will not make a capital gains distribution, which is a taxable event for shareholders in taxable accounts, until gains are realized in excess of the net loss amount.
Gains and losses realized through the sale of holdings between now and September 30 will determine whether Brandywine Advisors makes a distribution for fiscal 2010. Please check the upcoming annual report for an update through the fiscal year’s end.

Board of Directors			Founder

Foster S. Friess The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (877) 636-6460 www.brandywinefunds.com bfunds@friess.com
William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and	Managing Partner
Friess Associates	CEO Nuclear Electric	Federal City Capital
	Insurance Limited	Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President and CEO	Senior Adviser	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP
Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood    Report Staff: David Marky, Adam Rieger
7/10

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